Exhibit 99.1

Logiq’s Stockholders Approve Proposed Business Combination of its DLQ Subsidiary

 with Abri SPAC I, Inc. in Connection with Pending Subsequent Listing on NASDAQ

New York, NY, October 25, 2023 (GLOBE NEWSWIRE) – Logiq, Inc. (OTCQX:LGIQ), a leading provider of digital consumer acquisition solutions, announced that its stockholders have voted to approve the previously announced pending merger transaction of Logiq’s digital marketing subsidiary, DLQ, Inc., with ABRI SPAC I, Inc. (Nasdaq: ASPA, ASPAW, ASPAU, “Abri”), a Delaware special purpose acquisition company (SPAC).

The vote was conducted in a special meeting of Logiq stockholders held on October 23, 2023, for stockholders of record as the close of business on September 25, 2023.

ABRI also reported that its shareholders have voted to approve the proposed business combination. The shareholders of ABRI will be able to redeem their investment in part or entirely. As of October 23, 2023, 639,963 shares were tendered for redemption. As a result, approximately $6,834,804 (approximately $10.68 per share), after deducting allowable taxes, will be removed from Abri’s trust account to pay such holders. Following redemptions, Abri  will have 41,555 public shares of common stock outstanding.

Upon the closing of the proposed business combination, the combined company is expected to be renamed “Collective Audience, Inc.” and remain listed on the Nasdaq Global Market under the proposed ticker symbols “CAUD” and “CAUDW”.

Logiq previously announced that the associated Abri Registration Statement on Form S-4, which as initially filed with the U.S. Securities and Exchange Commission (SEC) by Abri on November 3, 2022, (as amended, the “Registration Statement”), was declared effective by the SEC on September 29, 2023.

The Registration Statement may be accessed without charge on the SEC’s website at www.sec.gov (as filed under Abri SPAC I, Inc.). Logiq’s proxy statement regarding the stockholder vote conducted on October 23, 2023 may also be accessed without charge on the SEC’s website at www.sec.gov (as filed under Logiq, Inc.) or at the SEC filings portion of Logiq’s website at logiq.com/ir/sec-filings.

The merger is expected to close in the fourth quarter of 2023, subject to customary closing conditions, including approval by Nasdaq of the combined company’s listing application.

About DLQ
DLQ, Inc. is a U.S.-based provider of e-commerce and digital customer acquisition solutions by simplifying digital advertising. It provides data-driven, end-to-end marketing through its results solution or providing software to access data by activating campaigns across multiple channels.

The company’s digital marketing business includes a holistic, self-serve ad tech platform. Its proprietary data-driven, AI-powered solutions allows brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers.

About Abri SPAC I, Inc.
Abri is a blank check company formed for the purpose of effecting a business combination with one or more businesses. Although there was no restriction or limitation on what industry or geographic region its targets operated in, Abri pursued prospective targets that provide technological innovation in a range of traditionally managed industries with particular emphasis on the financial services industry. For more information, visit abri-spac.com.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding (i) Abri’s proposed Merger with DLQ, (ii) Abri’s ability to consummate the transaction, (iii)the benefits of the transaction, the combined company’s future financial performance, (iv)the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, (v) projected costs, (vi) the effect of the announcement or pendency of the Business Combination on DLQ’s business relationships, operating results and business generally , (vii) costs related to the Business Combination, (viii) plans and objectives of management are forward-looking statements. The foregoing list of factors is not exclusive. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective managements of Abri and DLQ and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Abri or DLQ. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Merger, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger or that the approval of the stockholders of Abri or DLQ is not obtained; failure to realize the anticipated benefits of Merger; risk relating to the uncertainty of the projected financial information with respect to DLQ; the amount of redemption requests made by Abri’s stockholders; the overall level of consumer demand for DLQ’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of DLQ’s customers; DLQ’s ability to implement its business strategy; changes in governmental regulation, DLQ’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to DLQ’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of DLQ’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on DLQ and its suppliers and customers; DLQ’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, DLQ’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. The foregoing list of factors is not exclusive. More information on potential factors that could affect Abri’s or DLQ’s financial results is included from time to time in Logiq’s public reports filed with the SEC, as well as the preliminary and the definitive proxy statements that Logiq intends to file with the SEC in connection with Logiq’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger. If any of these risks materialize or Abri’s or DLQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Abri nor DLQ presently know, or that Abri and DLQ currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Abri’s and DLQ’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Abri and DLQ anticipate that subsequent events and developments will cause their assessments to change. However, while Abri and DLQ may elect to update these forward-looking statements at some point in the future, Abri and DLQ specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Abri’s or DLQ’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information

In connection with the proposed transactions, Abri has filed materials with the SEC, including a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement of Abri for the stockholders of Abri and that serves as a prospectus of Abri. In addition, Logiq has filed materials with the SEC, including a preliminary proxy statement on Schedule 14(a) (the “Proxy Statement”), and other documents relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT INCLUDED THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ABRI, LOGIQ, DLQ AND THE PROPOSED TRANSACTIONS. The Registration Statement and other materials filed by Abri, or the Proxy Statement and other materials filed by Logiq with the SEC may be obtained free of charge from the SEC’s website (www.sec.gov)

Company Contact:

Brent Suen, President, CEO and Executive Chairman
DLQ & Logiq

Email contact

Logiq Investor Relations:

CMA Investor Relations

Tel (949) 432-7566

Email contact

Abri Contact:

Jeffrey Tirman

Chairman and CEO

Tel (424) 732-1021

Email contact